Anderson Associates, LLP

                          Certified Public Accountants
                                7621 Fitch Lane
                           Baltimore, Maryland 21236
                                  410-882-8050



                         CONSENT OF INDEPENDENT AUDITORS




         As independent auditors, we hereby consent to the incorporation of our report, dated November 7, 2001, incorporated by reference in this annual report of WHG Bancshares Corporation on Form 10-KSB, into the Corporation's previously filed Form S-8 Registration Statement File Nos. 333-34659 and 333-54974.




                                            /s/Anderson Associates, LLP
                                            ------------------------------------
                                            Anderson Associates, LLP
Baltimore, Maryland
December 21, 2001